Precision gene editing designed to deliver durable, curative medicines Corporate Presentation September 2026

This presentation includes forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation are forward looking statements, including statements regarding our cash runway, strategy and plans, industry environment, potential growth opportunities, and the therapeutic potential of our programs. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” or the negative version of these words and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including but not limited to, our ability to develop and advance our programs and product candidates, our ability to maintain and establish collaborations or strategic partnerships, our regulatory approvals and filings, and other risks, uncertainties and assumptions identified in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Form 10-K and Form 10-Q filed with the SEC, and any subsequent filings with the SEC.  Moreover, we operate in a very competitive and rapidly changing environment, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, unless required by law. This presentation contains estimates and other information concerning our industry, our business and the markets for our products. Information that is based on estimates, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. These sources include government and industry sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. While we believe our internal company estimates and research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source, and no reliance should be placed on or should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Forward-looking statements

A differentiated in vivo gene editing company advancing curative genetic medicines 1 Cash includes cash, cash equivalents and available-for-sale marketable securities An in vivo CRISPR gene editing company capitalizing on proprietary technologies to create curative genetic medicines Focusing on lead program MGX-001 in hemophilia A advancing to the clinic with clear development path and well-defined clinical endpoints Expanding indications by leveraging differentiated site-specific gene integration systems and partnered assets targeting cardiometabolic indications $120.7 million in cash1 at end of Q2 2026; Runway anticipated to support operations through Q4 2027

20,000 + Differentiated and proprietary gene editing technologies Suite of novel editing tools from Metagenomi’s unique database High specificity Precise editing Multiplexed editing Multi-target capability Durability Long term effectiveness Broad targeting Expanded genome access We improve editing precision and expand genome targeting and editing functionality beyond CRISPR/Cas9 to effectively address diseases with an underlying genetic cause.

A versatile platform designed to address a wide range of genetic diseases Potentially capable of correcting any type of genetic mutation found anywhere in the human genome Metagenomi
Technology Large Gene Integration Protein replacement Gene editing in the presence of DNA templates to allow for site-specific gene integration Protein Knockdown Cardiometabolic pathways Programmable nucleases or base editors make deletions or change a single base to cause protein knockdown Precision Corrections Genetic disorders Gene correction by single nucleotide changes delivered as RNA Multiplex Editing Cell therapy Simultaneous multiplexed base editing for protein knockdown and site-specific transgene insertion Knockdown & Correction CNS & muscle Compact nucleases and base editors delivered by AAV to extrahepatic tissues

Protein replacement via gene insertion Protein reduction via gene knockout ALB MGX-001 Hemophilia A Undisclosed Undisclosed TTR AGT APOC3 Undisclosed Cardiometabolic Diseases Editing platform: Editing target: Discovery Lead optimization IND-enabling Clinical Indication: Focused pipeline anchored by differentiated gene editing technologies Metagenomi is exploring opportunities to pursue neuromuscular disease targets & liver disease targets such as A1AT and Wilson Disease, as well as business development to expand therapeutic applications including cell therapy.

MGX-001 - designed to deliver a durable, one-time curative therapeutic for hemophilia A

MGX-001: leveraging natural promoter to drive durable Factor VIII (FVIII) production

MGX-001 components:

AAV delivers donor DNA:


SA
Tx Gene
pA

Promoterless FVIII gene

LNP delivers CRISPR nuclease mRNA & gRNA targeting albumin


Guide RNA (gRNA)
Nuclease mRNA (MG29-1)


1
AAV
cell
nucleus
FVIII gene
DNA
2
LNP
MG29-1
gRNA
3
RNP
complex
albumin
promoter
4
5
FVIII
protein

1. AAV delivers FVIII gene
2. LNP delivers CRISPR cargo
3. CRISPR cargo forms complex
4. Cut at albumin locus and FVIII gene integrates
5. Albumin promoter drives sustained FVIII production

8

Hemophilia A: potentially life-threatening, blood-clotting disease with high treatment burden



Hemophilia A is caused by variety of mutations in the Factor VIII (FVIII) gene leading to loss of functional FVIII protein.

Lack of FVIII protein disrupts normal clotting cascade and increases bleeding. Repeated bleeding episodes in joints or soft tissues lead to progressive joint damage, inflammation and pain.

~500,000

patients worldwide[1]

~25,000

patients in the U.S.[2]

(~50% of patients severe; ~30% of patients moderate[3])

- **Initially targeting severe and subset of moderate hemophilia A patients**
- **Plan to initiate with adult patients and expand to adolescent and pediatric patients**

Hemophilia A is the most common X-linked inherited and de novo bleeding disorder, largely affecting males

1 - Stonebraker, J. S., et al, 2010. Haemophilia. Vol. 16, pp. 20–32
2 - CDC Surveillance 2024
3 - World Federation of Hemophilia Bleeding Disorders Registry, 2023

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Hemophilia A unmet needs: high treatment burden and lack of durable cure

Current Standard of Care:

Factor VIII replacement therapy

- IV typically dosed 1 - 3 times/week, significant adherence challenges
- Frequent infusions and short half-life lead to FVIII peaks and troughs
- Ongoing risks of breakthrough and micro bleeds resulting in cumulative joint damage

Non-factor bispecific "mimetic"

- SQ dosed 1, 2 or 4 weeks post loading, challenging FVIII monitoring
- Only ~10-15% FVIII-equivalent protection; require FVIII supplementation for serious injury or surgery
- Ongoing risks of breakthrough bleeds
- Risks of microbleeds and late-onset arthropathy unclear

Recently Withdrawn Gene Therapy:

- Unpredictable efficacy
- Lack of durability with declining FVIII
- Prolonged corticosteroid use
- Not suitable for pediatric patients

Annual treatment cost[1]:

~$565K - $750K

Lifetime treatment cost[2]:

~$18M - $24M

1 - ICER. Gene Therapy for Hemophilia B and A: Final Evidence Report. Dec 22, 2022.
2 - Curtis R., et al. Poster presented at: 65th ASH Annual Meeting & Exposition; December 11, 2023; San Diego, CA.

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Strong advocacy and infrastructure Robust preclinical models and regulatory familiarity Clearly defined target threshold of curative FVIII level & wide safety range Monogenic and well-characterized biology with clear biomarker Genome editing offers a potentially curative approach for hemophilia A Site-specific large gene integration IND-enabling stage Technology: Durability: Regulatory status: Pediatric potential: Hemophilia A represents clear opportunity for a curative treatment: MGX-001 seeks to provide precise gene editing and direct integration into chromosome: MGX-001 is a potentially durable, curative approach for patients – the pediatric population has the most to gain

Curative FVIII range achieved in preclinical model FVIII activity for each animals is the mean of values on d5, d8, d11 post LNP dosing measured with a capture-chromogenic assay. hFVIII activity was stable from d5 to d11 post LNP. Xyntha was used for the standard curve. Normal FVIII range Development candidate 25 15 0 50 75 100 125 150 hFVIII Activity (IU/dL) Group 6 Group 5 Group 2 Group 4 AAV dose (vg/kg): 5x1011 1.6x1012 5x1012 4x1013 LNP dose (mg/kg): 0.6 hFVIII Activity (IU/dL) 25 15 0 50 75 100 125 150 Group 2 Group 3 5x1012 0.6 2.0 Group 1 0.2 AAV dose (vg/kg): LNP dose (mg/kg): Dose range finding study in NHP: Confirmed clear dose-response relationship Identified minimal / optimal doses Achieved FVIII activity in normal range

Durable FVIII expression demonstrated ~19 months cFVIII NHP durability study: Stable expression over ~19 months Plasma cFVIII activity levels unchanged between 3-6 months and 12-19 months and correlate to integration Cynomolgus FVIII (cFVIII) activity values are the mean and standard deviation of at least three independent assay runs with each sample run in at least duplicate in each assay. Animal 1003 died on day 540 (17.8 mo) post LNP, assessed as unrelated to the treatment. 1 - Integration in forward orientation (copies per 100 haploid genomes, average of 5 liver lobes). Pre-development candidate 0 20 40 60 80 100 cFVIII Activity (IU/dL) 1001 3-6 12-19 1002 3-6 12-19 1003 3-6 12-18 Animal ID: Ratio cFVIII activity/integration1 0 5 10 15 1001 1002 1003 0 50 100 150 200 250 300 350 400 450 500 550 600 100 75 50 25 0 125 1001 1003 40% 15% 1002 cFVIII Activity (IU/dL) Days post LNP dosing 100% Animal ID: Month:

Off-target evaluation confirmed gene editing safety profile

Development candidate

Discovery of potential off-target sites

Identified 623 potential off-target editing sites using industry standard orthogonal methods



In silico prediction
In cell detection
288
0
0
1
29
On-target site
0
306
In vitro biochemical cleavage of human genomic DNA

Evaluation of potential off-target sites

Tested 623 potential sites in PHH from 3 human donors edited with 3 doses (1x, 8x, 32x) of MGX-001



1x dose
8x dose
32x dose
On-Target
Editing % above un-treated cells
0
20
40
60
80
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 X Y
Chromosome

No off-target edits identified in PHH at any dose, including super-saturating doses far exceeding the therapeutic dose

Abbreviations:
PHH = Primary Human Hepatocytes
1 x dose = dose that results in 90% of maximal on-target editing (EC90)
32 x dose = 32 x EC90

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Novel mechanism of action integrates gene directly into chromosome FVIII integration leveraging albumin promoter to achieve rapid onset of normal FVIII activity level Lower dose of promoterless AAV designed to deliver safety advantage over traditional gene therapy Precise FVIII integration facilitated by proprietary CRISPR gene edit Extensive and supportive preclinical data set in NHPs FVIII activity achieved in curative range with clear dose response Durable FVIII activity over approximately 19-month study Encouraging safety profile with minimal corticosteroids and no genotoxicity observed Compelling potential clinical profile Enables endogenous production of FVIII supporting hemostatic regulation Potential to normalize FVIII levels and deliver meaningful clinical benefit for both adults and pediatric patients Goal to be one-time durable cure allowing patients the freedom of a hemophilia free mind Compelling preclinical profile achieved across efficacy, durability, and safety

Pre-IND Interaction Complete Dec 2025 FDA meeting — collaborative, favorable outcome Q4 2026 IND Submission Submit IND for first-in-human Phase 1/2 study 2027 First Patient Dosed Global single-arm study; observe initial safety and efficacy within weeks of dosing 2027 and beyond Dose Escalation Identify target dose; expand to pediatric patients MGX-001 development roadmap to clinic Goal: To develop a durable, one-time curative therapeutic

Broaden therapeutic potential with transformative gene editing

Leverage site-specific large gene integration across additional indications Potential to substitute therapeutic transgene delivered by MGX-001 system to address additional diseases Achieved normal circulating levels of target protein in an additional disease Minimal target level Increase in Target Protein over baseline (ug/mL)* LNP delivers nuclease mRNA and guide targeting albumin site AAV delivers Transgene (donor DNA) gRNA MG-Cas-RNA

Multiplex editing and compact editors enable next-generation therapies


7-Plex Base Conversion (%)
100
90
80
70
60
50
50 60 70 80 90 100
Singleplex Base Conversion (%)

Multiplex editing in T-cells achieved across seven unique gene targets at as high efficiency as single plex editing

Combined protein knockdown and CAR knock-in
in a single-step for cell therapy applications


Target^neg Cells (%)
100
80
60
40
20
0
1
2
3
4
Target
CAR+ Cells (%)
60
40
20
0
1
2
CAR Transgene

Four-plex knockdown and dual CAR knock-in in T cells with MGABE100 + 5 gRNA + DNA CAR template[1]


SA
Base Editor
pA
OR
SA
Nuclease
pA

Compact nucleases and base editors demonstrated high editing efficiency and compatibility with AAV for extrahepatic delivery[2,3]


SkM Cells
A > G Editing (%)
60
40
20
0
miniSMART v1
miniSMART v2
microSMART

Multiple compact base editors[2] demonstrated effective neuromuscular targeting


Protein Knockdown
(normalized to control, %)
100
50
0
Rosa26
Atxn2

Compact nuclease MG119-28 achieved 64% knockdown of ATXN2 protein in mouse brain[4]

1. van Overbeek, M., et al, Presentation at 10th Annual CAR TCR Summit, 2025
2. Rallapalli, R., et al, Submitted, 2026
3. Guan, K., et al, Nature Structural and Molecular Biology, 2026
4. Senger, K., et al, Poster presented at ASGCT Annual Meeting, 2025

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All four targets in Wave 1 are in the lead optimization phase of development and are designed to achieve protein reduction via gene knockout. Strategic partnership for protein knockdown programs expands reach into large cardiometabolic markets TTR AGT APOC3 Undisclosed Current indications: MGX's in vivo genome editing complements Ionis leadership in cardiometabolic space 4 targets: two co-development and co-commercialization options Multibillion dollar TAM1  1. TAM = Total Addressable Marked

Metagenomi pipeline and expected updates Protein replacement via gene insertion Protein reduction via gene knockout ALB MGX-001 Hemophilia A Undisclosed Undisclosed TTR AGT APOC3 Undisclosed Cardiometabolic Diseases Editing platform: Editing target: Discovery Lead optimization IND-enabling Clinical Indication: Metagenomi is exploring opportunities to pursue neuromuscular disease targets & liver disease targets such as A1AT and Wilson Disease, as well as business development to expand therapeutic applications including cell therapy. IND Filing Q4 26

Thank you